UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2006

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On April 13, 2006, the Company's Audit Committee dismissed Grant Thornton LLP (Grant Thornton) as the Company's independent registered public accounting firm and engaged Singer Lewak Greenbaum & Goldstein LLP (Singer Lewak) to serve as the Company's independent registered public accounting firm for fiscal year 2006, effective immediately. The decision to change firms was based on service and cost considerations.

Grant Thornton's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2005, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. In addition, there were no reportable events as described in Item 304 (a)(1)(v) of Registration S-K.

The Company provided Grant Thornton with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Grant Thornton's letter, dated April 18, 2006, stating that it agrees with the statements concerning their firm contained herein.

During the two years ended December 31, 2005 and from December 31, 2005 through the engagement of Singer Lewak as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Singer Lewak with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Grant Thornton on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter dated April 18, 2006 from Grant Thornton LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

April 19, 2006	By:	Dennis E. Valentine

Name: Dennis E. Valentine
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated April 18, 2006 from Grant Thornton LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.